SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K/A
                               (Amendment No. 1)
                             _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COMMISSION FILE NO.: 0-49819


                          Date of Report: June 26, 2006


                            DICKIE WALKER MARINE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                     33-0931599
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     (State of other jurisdiction of                 (IRS Employer
      incorporation or organization)                  Identification No.)


           100 Wall Street, 15th Floor, New York, NY          10005
     --------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


                             212-232-0120 ext. 228
              --------------------------------------------------
              (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
---------------
This amendment is being filed because the original filing did not contain the exhibit.

Item 4.01  Change in Registrant's Certifying Accountant

     On June 26, 2006 the Board of Directors of Dickie Walker Marine, Inc. replaced Mendoza Berger & Company, L.L.P. ("Mendoza Berger") as Dickie Walker Marine, Inc.'s principal independent accountant.

     The audit report of Mendoza Berger on Dickie Walker Marine, Inc.'s financial statements for the year ended September 30, 2005 contained a modification expressing substantial doubt about Dickie Walker Marine, Inc.'s ability to continue as a going concern. The audit report of Mendoza Berger for the year ended September 30, 2005 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Mendoza Berger did not, during the applicable periods, advise Dickie Walker Marine, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Dickie Walker Marine, Inc. and Mendoza Berger have not, during Dickie Walker Marine's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mendoza Berger's satisfaction, would have caused Mendoza Berger to make reference to the subject matter of the disagreement in connection with its reports.

     Dickie Walker Marine has requested Mendoza Berger to furnish a letter addressed to the Securities Exchange Commission stating whether or not Mendoza Berger agrees with the statements in this 8-K. A copy of such letter dated June 29, 2006 is filed as exhibit 16 to this 8-K.

     On June 26, 2006, Dickie Walker Marine, Inc. retained the firm of Patrizio & Zhao, LLC to audit Dickie Walker Marine, Inc.'s financial statements for the year ended December 31, 2006. At no time during the past two fiscal years or any subsequent period did Dickie Walker Marine, Inc. consult with Patrizio & Zhao, LLC regarding any matter of the sort described above with reference to Mendoza Berger, any issue relating to the financial statements of Dickie Walker Marine, Inc., or the type of audit opinion that might be rendered for Dickie Walker Marine, Inc.

Item 9.01  Financial Statements and Exhibits

Exhibits

16-a.   Letter from Mendoza Berger & Company, L.L.P. dated June 29, 2006


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DICKIE WALKER MARINE, INC.

                                    By: /s/ Wei Chenghui
                                    -------------------------------------
                                    Wei Chenghui, Chief Executive Officer